UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2009

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of\ incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen, 518119 People’s Republic of China
(Address of principal executive offices)

(86-755) 8977-0093
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 22, 2009, China BAK Battery, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Previous Form 8-K”) describing, among other things, Subscription Agreements (the “Subscription Agreements”) with respect to the sale of certain of the Company’s securities entered into by the Company on October 21, 2009 with certain purchasers (the “Purchasers”).  The Subscription Agreements provided for the offering and sale to the Purchasers of an aggregate of 5,790,000 units at $3.55 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.25 of a share of common stock at $3.90 per share, for an aggregate purchase price of approximately $20.6 million.  The warrants are exercisable for 24 months beginning on the date of the initial issuance of the warrants.  The shares (including the shares issuable upon exercise of the warrants) were offered pursuant to a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on July 10, 2008.  The offering and sale of the units described above is referred to hereinafter as the “Offering.”

The Offering closed and all of the 5,790,000 units were issued and sold on October 27, 2009.  The units were offered and sold pursuant to, and drawn down off of, the Registration Statement, and the prospectus (the “Base Prospectus”) included therein.  The offer and sale is described in the prospectus supplement (collectively with the Base Prospectus, the “Prospectus”) filed by the Company on October 23, 2009.  The Company received gross proceeds of approximately $20.6 million before various fees and expenses described in the Prospectus.

Cowen and Company, LLC acted as the sole placement agent in connection with the Offering pursuant to a placement agent agreement with the Company.

On October 28, 2009, the Company issued a press release announcing the closing of the Offering. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP (incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

5.2	Opinion of Holland & Hart LLP (incorporated by reference to Exhibit 5.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

10.2
Placement Agent Agreement between the Registrant and Cowen and Company, LLC, dated October 21, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

99.1	Press Release dated October 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary

Dated: October 28, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP (incorporated by reference to Exhibit 5.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

5.2	Opinion of Holland & Hart LLP (incorporated by reference to Exhibit 5.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

10.2
Placement Agent Agreement between the Registrant and Cowen and Company, LLC, dated October 21, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 22, 2009)

99.1	Press Release dated October 28, 2009